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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 12, 2003

                                 Omnicare, Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                      1-8269                   31-1001351
(State or other jurisdiction        (Commission               (IRS Employer
    of incorporation)               File Number)            Identification No.)

     100 East RiverCenter Boulevard                               41011
          Covington, Kentucky                                   (Zip Code)
(Address of principal executive offices)

                                 (859) 392-3300
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)





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Item 7. Exhibits.

        (c) Exhibits:

        99.1 Press Release issued by Omnicare, Inc. on February 12, 2003.

Item 9. Regulation FD Disclosure

         On February 12, 2003, Omnicare, Inc. issued a press release announcing its financial results for the fourth quarter ended December 31, 2002. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             OMNICARE, INC.

                                             By:  /s/ David W. Froesel, Jr.
                                                  -------------------------
                                                  David W. Froesel, Jr.
                                                  Senior Vice President and
                                                  Chief Financial Officer

Dated: February 12, 2003

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                                  EXHIBIT INDEX

Exhibit Number                           Description of Exhibit
--------------                           ----------------------

    99.1            Press Release issued by Omnicare, Inc. on February 12, 2003.


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                           STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as....................    'r'